Exhibit 10.5

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

SECOND AMENDMENT TO THE CONTENT LICENSE AGREEMENT BETWEEN TELEWORLD, INC.,
AND TRIBUNE MEDIA SERVICES, INC.

This amendment, dated January 1, 2000, amends the Tribune Media Services TV Listings Agreement between Tribune Media Services, Inc., (“TMS”) and Teleworld, Inc., (“Publisher”) dated June 1, 1998, and its amendment dated November 10, 1998. The same terms of the referenced agreement and its amendment will apply to the following added services and fees:

ADDED SERVICES

1.    Database Products
see attached “Data Specification: Database Products”
  [*]

  [*]
  [*]

2.    Database Product, [*]
see attached “Data Specification: [*]”

3.    [*] Service
This is [*], available [*] from [*].

ADDED FEES

On a [*] basis, within Publisher’s fiscal year, Publisher shall pay TMS as follows:

1.    Database Products
  [*]
  [*]
  [*]

2.    Database Products, [*]            [*]

3.    [*] Service                               [*]

Accepted by: Teleworld, Inc.	Accepted by: Tribune Media Services, Inc.

/s/ JIM MONROE	/s/ BARBARA S. NEEDLEMAN
(Signature of Publisher)	(Signature of Tribune Media Services, Inc., officer)

Jim Monroe	Barbara S. Needleman
(Publisher)	(Signature of Tribune Media Services, Inc., officer)

Exec. Producer	Vice President
(Title)	(Title)

2/1/00	2/17/00
(Date)	(Date)

[*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission.
Confidential treatment has been requested with respect to the omitted portions.